Exhibit 4
                                                                         (Front)

Not Valid Unless Countersigned by Transfer Agent

PERKINS OIL & GAS INC
Incorporated Under the Laws of the State of Nevada

CUSIP No. 714110 10 3

Par Value:  $0.001
Common Stock

This Certifies that

Is the owner of

Fully Paid and Non-Assessable shares of the Common Stock par value of $0.001 each of

PERKINS OIL & GAS INC

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                              Dated:

/s/ Howard H. Hendricks
----------------------------------            ----------------------------------
President/Secretary

                                    Corporate
                                      Seal

Countersigned and Registered              Signature Stock Transfer, Inc.
                                          (Plano, TX) Transfer Agent


                                          By:
                                              ----------------------------------
                                              Authorized Signature

                                                                       Exhibit 4
                                                                          (Back)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common            UNIF GIFT MIN ACT - ___  Custodian ___
TEN ENT - as tenants by the entireties                       (cust)      (Minor)
JT TEN  - as joint tenants with right
          of  survivorship and not as                    under the Uniform Gifts
          tenants in common                              Minors Act  ___________
                                                                      (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

--------------------------------------
Please insert Social Security or other
Identifying Number of Assignee

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(Please print or typewrite name and address, including zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

________________________________________________________________________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever


____________________________________
Signature Guarantee
(By Bank, Broker, Corporate Officer)